UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K

Current Report
Dated April 27, 2017

of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, the Board of Directors of AGCO Corporation (the “Company”) elected Suzanne Clark as a member of its Board of Directors, effective April 27, 2017. Also, Ms. Clark was elected to serve on the Company’s Compensation and Succession Planning Committees. Her term will expire at the 2018 annual meeting of stockholders. A press release announcing this election is attached hereto as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s annual meeting of stockholders was held on April 27, 2017. The following matters were voted upon and the results of the voting were as follows:

(1)
To elect nine directors to serve as directors until the annual meeting in 2018 or until their successors have been duly elected and qualified. The nominees, Messrs. Armes, Arnold, Benson, Deml, Minnich, Richenhagen, Shaheen and Visser and Ms. Srinivasan were elected to the Company’s Board of Directors. The results follow:

Nominee	For	Against	Abstain
Roy V. Armes	67,035,524	3,129,678	18,906
Michael C. Arnold	69,718,385	447,049	18,674
P. George Benson	69,214,693	950,752	18,663
Wolfgang Deml	69,187,240	977,670	19,198
George E. Minnich	64,519,674	5,645,112	19,322
Martin H. Richenhagen	68,084,554	1,995,893	103,661
Gerald L. Shaheen	65,553,593	4,611,941	18,574
Mallika Srinivasan	69,311,513	852,692	19,903
Hendrikus Visser	66,544,866	3,619,731	19,511

In addition to the votes reported above, there were 2,719,398 broker non-votes for this proposal.

(2)
To consider a non-binding advisory vote relating to the frequency (every one, two or three years) of the non-binding stockholder vote relating to the compensation of the Company’s named executive officers. The results follow:

For
One Year	60,973,078
Two Years	469,771
Three Years	8,706,427

In addition to the votes reported above, there were 34,832 abstentions and 2,719,398 broker non-votes for this proposal.

In connection with the annual meeting of stockholders, the Board of Directors of the Company recommended that stockholders vote to conduct future advisory votes relating to the compensation of the Company’s named executive officers on an annual basis.  In light of the recommendation and considering the strong support for an annual vote as reflected in the above voting results, the Board of Directors has determined that the Company will hold future advisory votes on executive compensation on an annual basis until the next required vote on the frequency of stockholder votes for this purpose.

(3)	To consider a non-binding advisory resolution relating to the compensation of the Company’s named executive officers. The results follow:

For	Against	Abstain
42,473,224	27,655,722	55,162

In addition to the votes reported above, there were 2,719,398 broker non-votes for this proposal.

(4)	To ratify the appointment of the Company’s independent registered public accounting firm for 2017. The results follow:

For	Against	Abstain
72,420,406	464,764	18,336

Item 9.01.	Exhibits.

The following exhibit is filed with this report:

99.1. Press release dated April 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck
Andrew H. Beck Senior Vice President and Chief Financial Officer
Dated: May 2, 2017